Exhibit 23

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation of our report, dated January 24, 1996, on the financial statements and supporting schedule and exhibit of GTE South Incorporated included in this Form 10-K, into the following previously filed Registration
Statements:

           1.  Form S-3 of GTE South Incorporated (File No. 33-54167)

           2.  Form S-3 of GTE South Incorporated (File No. 33-65011)


                                                             ARTHUR ANDERSEN LLP

Dallas, Texas
March 27, 1996